STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Premier Growth Equity Fund

(the “Fund”)

Investment Class (SSPGX) Service Class (SSPSX)

Supplement Dated June 7, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated January 31, 2021, as may be supplemented from time to time

SSGA Funds Management, Inc. (“SSGA FM”), the investment adviser of the Fund, has recommended, and the Fund’s Board of Trustees has approved, a change to the Fund’s diversification status from “diversified” to “non-diversified”, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholder approval is required to change the Fund from “diversified” to “non-diversified” and to make the related amendments to the Fund’s Fundamental Investment Restrictions regarding diversification of investments. If approved by shareholders, the following additional principal risk would apply to the Fund:

Non-Diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.

A full description of the proposal to change the Fund’s sub-classification from “diversified” to “non-diversified” and to make related amendments to the Fund’s Fundamental Investment Restrictions regarding diversification of investments will be contained in a proxy statement that is expected to be mailed to shareholders in July 2021 (the “Proxy Statement”).

The foregoing is not a solicitation of any proxy. For more information regarding the Fund, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit SSGA FM’s website at SSGA.com. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the Proxy Statement carefully when it becomes available because it will contain important information. The Fund, its trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the Fund’s shareholders in connection with the forthcoming meeting of shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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